                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): August 7, 2000



                           SUN HYDRAULICS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



          Florida                        0-21835                59-2754337
 ---------------------------            ----------              ----------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)



      1500 West University Parkway                                34243
           Sarasota, Florida                                    --------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  941-362-1200


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ITEM 5.        OTHER EVENTS.


PRESS RELEASE

         On August 7, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing results for the quarter ended July 1, 2000.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of Businesses Acquired.

               None.

         (b)   Pro Forma Financial Information.

               None.

         (c)   Exhibits.

      Exhibit
      Number                            Exhibit Description
      ------                            -------------------
       99.1          Press Release of the Registrant dated August 7, 2000.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SUN HYDRAULICS CORPORATION


                                       By:   /s/ Richard J. Dobbyn
                                             ----------------------------------
                                             Richard J. Dobbyn
                                             Chief Financial Officer (Principal
                                             Financial and Accounting Officer)

Dated:  August 11, 2000








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                                  EXHIBIT INDEX

      Exhibit
      Number                           Exhibit Description
      -------                          -------------------
       99.1          Press Release of the Registrant dated August 7, 2000.











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